A Leading Yellow Pages Directory Publisher Steve Blondy - SVP & CFO Bear Stearns Media, Entertainment & Information Conference March 3, 2003

Safe Harbor Provision

Certain statements contained in this press release regarding R.H. Donnelley’s future operating results or performance or business plans or prospects and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “potential,” “goal,” “outlook,” and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley’s actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, as well as the Company’s other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms our debt and convertible preferred stock agreements; (3) declining usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) difficulties in our efforts to integrate the SPA operations into our own and our ability to achieve synergies in connection with the acquisition; (6) SBC’s or DonTech’s actions could adversely impact our results of operations and financial condition; (7) reliance on and extension of credit to small- and medium-sized businesses; (8) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (9) general economic conditions and consumer sentiment in our markets; and (10) fluctuations in the price and availability of paper.

Investment Highlights Strategic acquisition of SPA creates a fully integrated directories company Leading incumbent market position Historical relationship with SPA minimizes integration risk Stable growth, high margin business High conversion of profits into free cash flow Experienced management team Non-cyclical, recession resistant industry Attractive and well-diversified markets and customer base Achievable growth opportunities and cost savings from acquisition Strong sponsorship with significant equity investment 3

Industry Overview

Consistent and Stable Industry Growth Revenues 1990 8.9 1991 9.2 1992 9.3 1993 9.5 1994 9.8 1995 10.2 1996 10.7 1997 11.4 1998 12.1 1999 12.9 2000 13.7 2001 14.4 2002 14.7 2003 15.1 2004 15.6 2005 16.3 2006 17 Source: Veronis Suhler Stevenson Communications Industry Forecast 2002 1996-2001 CAGR: 6.1% 2001-2006 CAGR: 3.3% ($ in billions) U.S. Directories Advertising Revenue Year-over- Year Growth 7.2% 3.4% 1.1% 2.2% 3.2% 4.1% 4.9% 5.8% 6.3% 6.4% 6.6% 5.3% 1.7% 3.0% 3.5% 4.1% 4.2% 5

Yellow Pages 0.246 Direct Mail 0.186 Newspapers 0.186 Other 0.102 Television 0.09 Yellow Pages 0.44 Television 0.22 Internet 0.2 Radio 0.18 Newspapers 0.17 (1) Source: Constat, Inc. & The Kelsey Group, Inc. Local Commerce Monitor-1999. (2) Source: YPIMA Industry Forecast, Jan. 2002. (3) Source: CRM Associates. Strong Value Proposition Yellow Pages 53 Newspapers 30 Web 29 Magazines 10 Television 9 Return on Investment per Dollar Invested (3) Average Cost per Buyer Influenced (3) Yellow Pages 9 Newspapers 18 Magazines 26 Radio 32 Television 57 Broad Reach of Potential Customers (1) Media Used to Make Purchasing Decisions (2) 6

Source: YPIMA, 2002 Industry Forecast January 2002. Yellow Page Publishers, 2000 Benchmarking Study. Substantial Recurring Revenue High recurring revenue Superior customer retention levels Primary or only advertising vehicle for small and medium-sized businesses 30%+ penetration of small and medium-sized businesses in most markets Loyalty-effect of seniority rules Yellow pages efficacy Renewed Revenue From Existing Accounts 0.8 Growth From Existing Accounts 0.12 New Business Accounts 0.08 7

Company Overview

Overview of SPA Acquisition Closed acquisition of SPA on January 3, 2003 Total cash purchase price of $2.23 billion Approximately 8.6x 2002E EBITDA, less than 8.0x after expected synergies Goldman Sachs PIA invested $200 million in 8% convertible preferred stock/warrants Significant strategic and financial benefits Exclusive Sprint branding and incumbent market position 50 year publishing, trademark and non-compete agreements 20-year working relationship translates into minimal integration risk Donnelley sold approximately 1/3 of SPA's total local revenues in 2001 RHD sold ads in 5 of SPA's 10 largest markets 9

RHD Profile Today Only U.S. publicly-traded stand-alone publisher of yellow pages directories Publisher of 260 Sprint-branded directories in 18 states Major markets include Las Vegas, Orlando and Lee County, FL Customer base of 160,000 local and 4,000 national advertisers Exclusive sales agent for 129 directories through DonTech Perpetual partnership with SBC in Illinois and northwest Indiana Partnership in Illinois dates back to our Chicago founding in 1886 Serves 100,000 local customers Approximate combined 2003 financial outlook: Publication sales of $960 million Adjusted Revenue of $570 million Adjusted EBITDA of approximately $400 million 10

Experienced Management Team David C. Swanson Chairman & CEO 23 years (all yellow pages) 17 years at RHD Peter J. McDonald Senior Vice President & President, Donnelley Media 29 years (all yellow pages) 9 years at RHD (previously board member) Steven M. Blondy Senior Vice President & CFO 20 years in finance George F. Bednarz Vice President & General Manager, Publishing IT 27 years (7 years yellow pages) 7 years at RHD Name Position Experience 11

Overview of Sprint Directories Business Sixth largest directory publisher in the U.S. 260 directories with annual circulation of more than 18 million Combines directory publishing operations of SPA with RHD sales organization Owner / operator business model Incumbent status Strong brand name 160,000 local advertisers and 4,000 national advertisers 12

Overview of DonTech 13 50/50 perpetual partnership with SBC Exclusive sales agent for 129 SBC Smart Pages directories in Illinois and northwest Indiana Incumbent status Dominant market share Approximately 100,000 customers Board of Directors Marketing HR IT Billing Distribution Credit/Collections Pre Press Publishing DonTech Yellow Page Products Sales Support Systems Sales Sales Mgmt Training Recruitment Hiring Compensation Finance

Expansive Footprint and Attractive Demographics 42 20 19 10 14 11 42 7 8 31 5 14 6 18 9 1 3 129 # of Directories Sprint-branded markets DonTech markets Corporate headquarters or pre-press center 14

Leading Support Infrastructure Donnelley provides pre-press, sales support and information technology for approximately 390 directories Represents pre-press activities for over 8% of the entire yellow pages industry Publishes over 108,000 pages annually Responsible for high quality of directories product and efficient back-office operations Enables sales force to spend more time selling and less time with administrative details Graphics Cost per Advertisement 1998 28.63 1999 23.12 2000 22.46 2001 19.35 2002 17.03 RBOC Average(1) 348.78 RHD 176.73 Lower per-Page Production Cost (1) Source: YPIMA. 15

R.H. Donnelley Today

Strategic Platform	◆ Rich Yellow Pages heritage and strong reputation in the industry ◆ Use of "Sprint" and "Best Red Yellow Pages" brand name (92% awareness in SPA markets) ◆ 20 year working relationship mitigates integration risk ◆ RHD sold one-third of SPA revenues in 5 of SPA's top 10 markets
Significant Scale	◆ Sixth largest U.S. directory publisher ◆ Approximately $400 million of combined EBITDA ◆ 600 non-union sales personnel
Broad Reach	◆ 260 Sprint-branded directories ◆ 129 SBC Smart Pages directories through DonTech ◆ Combined circulation of more than 28.8 million books in 19 states ◆ 80%+ average share in SPA and DonTech markets
Market and Customer Diversity	◆ 160,000 local / 4,000 national SPA advertisers ◆ Approximately 100,000 local advertisers through DonTech

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RHDonnelley

Financial Review

RHD Financial Model Publication sales growth for Sprint branded directories of approximately 1% in 2003 Given deferral revenue recognition and excluding purchase accounting 2003 Revenue of $570 million 2003 EBITDA of $400 million 2003 Adjusted EPS of $2.10 2003 Cash EPS of $4.50 Strong 2003 cash flow of $150 million, permits significant delevering Roughly 5.5x at year end 2003 18

Capital Structure ($ in millions) At Transaction 1/3/02 % of Total Capitalization Adjusted LTM EBITDA Multiple(1) Cash $28.0 Revolving credit facility (2) $10.0 0.3% 0.03x Term loan A 500.0 14.4 1.25 Term loan B 900.0 25.9 2.25 Total senior secured debt $1,410.0 40.6% 3.53x Senior unsecured 8.875% notes 325.0 9.4 0.81 Total senior debt $1,735.0 50.0% 4.34x Senior subordinated 10.875% notes 600.0 17.3 1.50 Total debt $2,356.2 67.8% 5.89x Convertible preferred stock 200.0 5.8 0.50 Market value of common equity (3) 917.2 26.4 2.29 Total capitalization $3,473.5 100.0% 8.68x (1) Based on EBITDA of $400 million as of 12/31/02, before purchase accounting adjustments. (2) Total revolver availability of $125.0 million. (3) RHD equity market capitalization based on $30.87 close on 2/27/03. 19 Existing 9.125% notes 21.2 0.6 0.05

Investment Highlights Strategic acquisition of SPA creates a fully integrated directories company Leading incumbent market position Historical relationship with SPA minimizes integration risk Stable growth, high margin business High conversion of profits into free cash flow Experienced management team Non-cyclical, recession resistant industry Attractive and well-diversified markets and customer base Achievable growth opportunities and cost savings from acquisition Strong sponsorship with significant equity investment 20

A Leading Yellow Pages Directory Publisher Steve Blondy - SVP & CFO Bear Stearns Media, Entertainment & Information Conference March 3, 2003